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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) January 15, 2001

                       Citadel Communications Corporation
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
           ----------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         000-24515                                  86-0748219
 ------------------------                 ---------------------------
 (Commission File Number)               (IRS Employer Identification No.)

      City Center West, Suite 400
     7201 West Lake Mead Boulevard
          Las Vegas, Nevada                               89128
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(Address of Principal Executive Offices)               (Zip Code)

                                 (702) 804-5200
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



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         This report includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based largely on current expectations and projections about future events affecting Citadel Communications Corporation's business. The word "will" and similar words are intended to identify forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. The forward-looking statements in this report are subject to risks, uncertainties and assumptions including, among other things:

- the satisfaction of various conditions to closing of the merger transaction described in this report, and

-        the impact of current or pending legislation and regulation.

         In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this report might not transpire. Citadel Communications undertakes no obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

ITEM 5.  OTHER EVENTS

         On January 15, 2001, Citadel Communications Corporation entered into an Agreement and Plan of Merger, with FLCC Holdings, Inc., a Delaware corporation and an affiliate of Forstmann Little & Co., under which FLCC Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of FLCC Holdings, Inc., will merge with and into Citadel Communications. Pursuant to the merger, each issued and outstanding share of common stock of Citadel Communications will be converted into the right to receive $26.00 in cash.

         The completion of this transaction is subject to various conditions, including approval of the Agreement and Plan of Merger and the merger by the stockholders of Citadel Communications, the Federal Communications Commission's consent to transfer of control of the station licenses and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Acts of 1976, as amended.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements. Not applicable.

(b)      Pro Forma Financial Information. Not applicable.

(c)      Exhibits. The following exhibit is filed as part of this report:

99.1     Press Release dated January 16, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CITADEL COMMUNICATIONS CORPORATION


Date:   January 16, 2001           By: /s/ Lawrence R. Wilson
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                                   Lawrence R. Wilson
                                   Chairman, Chief Executive Officer and
                                   President



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                                  EXHIBIT INDEX

99.1     Press release dated January 16, 2001.